                              AMENDMENT NO. 1 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                                  (Agreement)

                                    between

                    METLIFE INVESTORS USA INSURANCE COMPANY
                                   (Cedent)

                                      and

                       EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of April 1, 2001, as follows:

1. The Reinsurer accepts the cessions that the Cedent proposed in accordance with the provisions of Article I, Paragraph D, with respect to those Reinsured Contracts that the Cedents issued between April 1, 2001 and June 30, 2001, that are referenced in Schedule A, Paragraph B.

2. The attached SCHEDULE B (REVISED), INVESTMENT FUNDS, amends and, as amended, restates SCHEDULE B, INVESTMENT FUNDS.

This Amendment No.1does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 1 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY

By:        [Illegible Signature]
           -------------------------

Title:     EVP
           -------------------------

EXETER REASSURANCE COMPANY, LTD.

By:        [Illegible Signature]
           -------------------------

Title:     Manager
           -------------------------

                             SCHEDULE B (REVISED)

                               INVESTMENT FUNDS

 FUNDS                                                      STATUS CHANGES
 -----                                                   ----------------------
     METLIFE INVESTORS, METLIFE INVESTORS OF CA AND METLIFE INVESTORS USA
                                  PORTFOLIOS
      --------------------------------------------------------------------

 Lord Abbett Growth & Income

 Lord Abbett Bond Debenture

 Lord Abbett Mid Cap Value

 Lord Abbett Developing Growth

 Lord Abbett Growth Opportunities

 J.P. Morgan Quality Bond

 J.P. Morgan Small Cap

 J. P. Morgan Select Equity

 J.P. Morgan Enhanced Index

 J.P. Morgan International

 BlackRock Equity

 BlackRock Government Income

 Firstar Balanced

 Firstar Equity Income

 Firstar Growth & Income

 Janus Aggressive Growth

 MFS Mid Cap Growth

 MFS Research International

 Oppenheimer Capital Appreciation

 PlMCO Money Market

 PIMCO Total Return

 PIMCO Innovation

 Putnam Research

 Davis Venture Value

 Harris Oakmark Mid Cap Value

 State Street Research Concentrated International        Added October 1, 2001

 Met/AIM Small Cap Growth                                Added October 1, 2001

 Met/AIM Mid Cap Equity                                  Added October 1, 2001

 MetLife Stock Index                                     Added October 1, 2001

                              AMENDMENT NO. 2 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                                  (Agreement)

                                    between

                    METLIFE INVESTORS USA INSURANCE COMPANY
                                   (Cedent)

                                      and

                       EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of May 1, 2002, as follows:

    1. The attached SCHEDULE B (REVISED), INVESTMENT FUNDS, amends and, as amended, restates Schedule B (Revised), Investment Funds.

       Note that the following funds have been deleted from the MetLife Investors fund list either because the funds had been closed to new sales prior to the Effective Date of the Agreement, or because the funds had never been offered in the MLI portfolios:

       .  BlackRock Equity

       .  BlackRock Government Income

       .  Firstar Balanced

       .  Firstar Equity Income

       .  Firstar Growth & Income

       .  Lord Abbett Mid Cap Value

       .  Lord Abbett Developing Growth

       .  Lord Abbett Growth Opportunities

       .  J.P. Morgan Quality Bond

       .  J.P. Morgan Small Cap

       .  J.P. Morgan Select Equity

       .  J.P. Morgan Enhanced Index

       .  J.P. Morgan International

This Amendment No. 2 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 2 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY

By:        /s/ [Illegible Signature]
           -------------------------

Title:     EVP
           -------------------------

EXETER REASSURANCE COMPANY, LTD.

By:        /s/ [Illegible Signature]
           -------------------------

Title:     Manager
           -------------------------

                             SCHEDULE B (REVISED)

                               INVESTMENT FUNDS

 FUNDS                                             STATUS CHANGES
 -----                                             --------------
     METLIFE INVESTORS, METLIFE INVESTORS OF CA AND METLIFE INVESTORS USA
                                  PORTFOLIOS
     --------------------------------------------------------------------

 Lord Abbett Growth & Income

 Lord Abbett Bond Debenture

 Janus Aggressive Growth

 MFS Mid Cap Growth

 MFS Research International

 Oppenheimer Capital Appreciation

 PIMCO Money Market

 PIMCO Total Return

 PIMCO Innovation

 Putnam Research

 Davis Venture Value

 Harris Oakmark Mid Cap Value NOW
   KNOWN as Harris Oakmark Focused
   Value Series                         Name changed May 1, 2002

 State Street Research Concentrated
   International                        Added October 1, 2001

 Met/AIM Small Cap Growth               Added October 1, 2001

 Met/AIM Mid Cap Equity NOW KNOWN as    Added October 1, 2001
   Mid Cap Core Equity                  Name changed May 1, 2002

 MetLife Stock Index                    Added October 1, 2001

 Third Avenue Small Cap Value Portfolio Added May 1, 2002

 Jennison Growth Series                 Added May 1, 2002

                              AMENDMENT NO. 3 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                                  (Agreement)

                                    between

                    METLIFE INVESTORS USA INSURANCE COMPANY
                                   (Cedent)

                                      and

                       EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of February 15, 2003, as follows:

    1. The attached EXHIBIT II (REVISED), amends and, as amended, restates
       Exhibit II.

This Amendment No. 3 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 3 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY

By:        /s/ [Illegible Signature]
           -------------------------

Title:     EVP
           -------------------------

EXETER REASSURANCE COMPANY, LTD.

By:        /s/ [Illegible Signature]
           -------------------------

Title:     Manager
           -------------------------

                             EXHIBIT II (REVISED)

                    REINSURANCE PREMIUMS: GMDB, EPB AND EPB

    A. GMDB PROGRAM

                                                                     REINSURANCE PREMIUM
GMDB PROGRAM                        PRODUCTS COVERED      ISSUE AGES   (BASIS POINTS)
------------                    ------------------------- ---------- -------------------
Annual Step-up to attained age  Standard, Bonus, L-Class    0 - 79          20.00
80
Annual Step-up to attained age  C-Class                     0 - 79          16.00
80
Max (Annual Step-Up, 5%         Standard, Bonus, L-Class    0 - 79          26.00
Rollup) to attained age 80
Max (Annual Step-Up, 5%         C-Class                     0 - 79          23.00
Rollup) to attained age 80
Earnings Preservation Benefit   All Products                0 - 79          25.00
with Annual Step- Up GMDB
Earnings Preservation Benefit   All Products                0 - 79          25.00
with Max (Annual Step-Up,
5% rollup) GMDB

    B. INCOME PROGRAM

                                                             REINSURANCE PREMIUM
INCOME PROGRAM             PRODUCTS COVERED       ISSUE AGES   (BASIS POINTS)
--------------        --------------------------- ---------- -------------------
Income Program Rider  All Products sold prior to    0 - 75          35.00
                      February 15, 2003
Income Program Rider  All Products sold after       0 - 75          50.00
                      February 14, 2003